UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of earliest event reported: September 16, 2004

Date of report: September 16, 2004

Ferrellgas Partners, L.P.
Ferrellgas Partners Finance Corp.
Ferrellgas, L.P.
Ferrellgas Finance Corp.

        (Exact name of registrants as specified in their charters)

Delaware Delaware Delaware Delaware	001-11331 333-06693 000-50182 000-50183	43-1698480 43-1742520 43-1698481 14-1866671
(States or other jurisdictions of incorporation)	Commission file numbers	(I.R.S. Employer Identification Nos.)

One Liberty Plaza, Liberty, Missouri 64068

_________________

        (Address of principal executive offices) (Zip Code)

(816) 792-1600

(Registrants’ telephone number, including area code)

ITEM 7.01. REGULATION FD DISCLOSURE

         On Thursday, September 30, 2004, Ferrellgas Partners, L.P. will report earnings for the fourth quarter and fiscal year ended July 31, 2004. James E. Ferrell, Chairman, President and Chief Executive Officer, will conduct a live teleconference on the Internet at http://www.firstcallevents.com/service/ajwz410027438gf12.html . The live webcast of the teleconference will begin at 11:30 a.m. Eastern Time.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FERRELLGAS PARTNERS, L.P. By Ferrellgas, Inc. its general partner
Date: September 16, 2004	By: /s/ Kevin T. Kelly
Kevin T. Kelly Senior Vice President and Chief Financial Officer
FERRELLGAS PARTNERS FINANCE CORP.
Date: September 16, 2004	By: /s/ Kevin T. Kelly
Kevin T. Kelly Senior Vice President and Chief Financial Officer
FERRELLGAS, L.P. By Ferrellgas, Inc. its general partner
Date: September 16, 2004	By: /s/ Kevin T. Kelly
Kevin T. Kelly Senior Vice President and Chief Financial Officer
FERRELLGAS FINANCE CORP.
Date: September 16, 2004	By: /s/ Kevin T. Kelly
Kevin T. Kelly Senior Vice President and Chief Financial Officer